UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)                                                   May 13, 2021

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                                              (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of the Stockholders (the “Annual Meeting”) of Juniper Networks, Inc. (the “Company”) was held on May 13, 2021. At the Annual Meeting, the Company’s stockholders voted upon the following proposals: (1) to elect ten directors; (2) to ratify the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (3) a non-binding advisory vote on executive compensation.

All nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal is as set forth below.

(1) Proposal for election of ten directors:

	For	Against	Abstain	Broker Non-Votes
Gary Daichendt	268,886,936	3,179,937	232,510	25,768,040
Anne DelSanto	269,611,720	2,578,719	108,944	25,768,040
Kevin DeNuccio	269,457,397	2,611,162	230,824	25,768,040
James Dolce	268,620,757	3,458,067	220,559	25,768,040
Christine Gorjanc	271,021,736	1,169,105	108,542	25,768,040
Janet Haugen	270,352,095	1,834,097	113,191	25,768,040
Scott Kriens	263,119,006	8,975,746	204,631	25,768,040
Rahul Merchant	270,845,505	1,221,304	232,574	25,768,040
Rami Rahim	271,333,726	865,629	100,028	25,768,040
William Stensrud	249,099,260	23,099,455	100,668	25,768,040

(2) Proposal to ratify Ernst & Young LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain
284,585,630	13,374,035	107,758

(3) A non-binding advisory vote on executive compensation:

For	Against	Abstain	Broker Non- Votes
252,341,765	19,522,449	435,169	25,768,040

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

Date: May 13, 2021	By:	/s/ Brian M. Martin
Name: Brian M. Martin
Title: Senior Vice President and General Counsel